BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock Mid Cap Value Opportunities Fund
(the “Fund”)

Supplement dated September 22, 2009 to the
Prospectus and Statement of Additional Information, each dated May 28, 2009

Effective September 30, 2009, the Fund will change the benchmark against which it measures its performance from the Standard & Poor’s (“S&P”) MidCap 400 Index to the S&P MidCap 400/Citigroup Value Index, a broad measure of market performance. The Fund’s Manager believes the S&P MidCap 400/Citigroup Value Index more accurately reflects the investment strategy of the Fund. The S&P MidCap 400/Citigroup Value Index is an unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400 Index. For the one-, five- and ten-year periods ended December 31, 2008, the average annual total returns for the S&P MidCap 400/Citigroup Value Index were -34.87%, -0.11% and 3.59%, respectively.

Code# PR&SAI-19092-0909SUP